                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               AMENDMENT NO. 1 TO
                                   FORM 8-K/A

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):     December 15, 1994



                              PIMCO ADVISORS L.P.
                     --------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     0-09772               06-1349805
- - -------------------------------   ---------------------   -------------------
(State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                           Identification No.)


               840 Newport Center Drive, Newport Beach, CA  92660
              ---------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


                                 (714) 717-7022
                                 --------------
              (Registrant's telephone number, including area code)


            This Form 8-K/A contains 5 sequentially numbered pages.


            Exhibit Index, located at sequentially numbered page 4.

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On December 15, 1994, the Operating Committee of the Operating Board of PIMCO Advisors L.P. (formerly Thomson Advisory Group L.P.) (the "Registrant"), with the consent of the Audit Committee of the Equity Board of the Registrant, appointed the firm of Deloitte & Touche LLP as the Registrant's auditor, to replace the firm of Coopers & Lybrand L.L.P., which served in that position until it was dismissed in connection with the appointment of Deloitte & Touche LLP.

       The change in auditors was made by the Registrant as a result of the previously reported consolidation of the Registrant, which occurred November 15, 1994. In the consolidation, the businesses of the Registrant were consolidated with the principal businesses of Pacific Financial Asset Management Corporation ("PFAMCO") and certain of its subsidiaries. The firm of Deloitte & Touche LLP had served as auditors of the PFAMCO businesses, which after the consolidation comprised the majority of the Registrant's operations. Accordingly, the Registrant believed it to be appropriate that Deloitte & Touche LLP serve as auditor for the Registrant.

       The change in auditors did not arise from any disagreement during the Registrant's two most recent fiscal years and the subsequent interim period up to December 15, 1994 with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreement in any of its reports. The financial statements audited by Coopers & Lybrand L.L.P. in the past two years have not contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.



ITEM 7.  MATERIALS TO BE FILED AS EXHIBITS.
         ----------------------------------

Exhibit No.                           Exhibit
- - -----------                           -------

    A Letter from Coopers & Lybrand L.L.P. regarding representations in the Form 8-K/A

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:   March 15, 1995.



                                   PIMCO ADVISORS L.P.



                                   By: /s/ Newton B. Schott, Jr.
                                       -------------------------
                                       Newton B. Schott, Jr.
                                       Senior Vice President-Legal

                              PIMCO ADVISORS L.P.

                                INDEX TO EXHIBIT



Exhibit No.                   Exhibit
- - -----------                   -------

    A Letter from Coopers & Lybrand L.L.P. regarding representations in the Form 8-K/A.



NBS/lk
3/14/95